File Nos. 33-48696 & 811-6707

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

NARRAGANSETT INSURED TAX-FREE INCOME FUND
(Exact Name of Registrant as Specified in Charter)

380 Madison Avenue, Suite 2300
New York, New York 10017
(Address of Principal Executive Offices)

 (212) 697-6666
(Registrant's Telephone Number)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

Aquila Group	Narragansett Insured
of Funds	Tax-Free Income Fund

Important Notice
Please Read Immediately

Narragansett Insured Tax-Free Income Fund

PROXY STATEMENT

Notice of Annual Meeting of Shareholders
to be held on September 20, 2011

Aquila Group	Narragansett Insured
of Funds	Tax-Free Income Fund

Narragansett Insured Tax-Free Income Fund
380 Madison Avenue, Suite 2300, New York, New York 10017

Notice of Annual Meeting of
Shareholders to Be Held
on September 20, 2011

To Shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Narragansett Insured Tax-Free Income Fund (the "Fund") will be held:

Place:	(a)		at the Rhode Island Convention Center 1 Sabin Street Room 557 Providence, Rhode Island;
Time:	(b)		on Tuesday, September 20, 2011 at 9:00 a.m. Eastern Daylight Time;
Purposes:	(c)		for the following purposes:
		(i)	to elect seven Trustees; each Trustee elected will hold office until the next annual meeting of the Fund’s shareholders or until his or her successor is duly elected (Proposal No. 1);
(ii)
to ratify (that is, to approve) or reject the selection of Tait, Weller & Baker LLP as the Fund’s independent registered public accounting firm for the fiscal year ending June 30, 2012 (Proposal No. 2);

		(iii)	to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned or postponed meeting or meetings.

Who Can Vote What Shares:	(d)
To vote at the Meeting, you must have been a shareholder on the Fund’s records at the close of business on June 24, 2011 (the “record date”). Also, the number of shares of each of the Fund’s outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).

By order of the Board of Trustees,

CHARLES E. CHILDS, III
Secretary

August 9, 2011

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by the Internet, by telephone, or by completing the enclosed proxy card and returning it in the accompanying stamped envelope.  To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON SEPTEMBER 20, 2011: This Notice and the Proxy Statement are available on the internet at www.aquilafunds.com.

Narragansett Insured Tax-Free Income Fund
380 Madison Avenue, Suite 2300, New York, New York 10017
Proxy Statement

Introduction

The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Narragansett Insured Tax-Free Income Fund (the "Fund"). The purpose of this Proxy Statement is to give you information on which you may base your voting decisions.

The Fund's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Fund’s founder, Aquila Management Corporation.  The Fund's principal underwriter (the "Distributor")  is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New  York, NY 10017.  The Fund's Sub-Adviser is Citizens Investment Advisors, a department of RBS Citizens, N.A. (the "Sub-Adviser"), One Citizens Plaza, Providence, RI 02903.

A copy of the Fund's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

The Notice, this Proxy Statement and the accompanying Proxy Card are first being mailed to shareholders on or about August 9, 2011.  This material is also available on the Fund’s website at www.aquilafunds.com.  You may call 800-437-1020 toll-free or 212-697-6666 or visit the Fund’s website at www.aquilafunds.com for information on how to obtain directions to be able to attend the Annual Meeting and vote in person.

You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

(1) Proxy Card

The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the  appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

(2) Internet Voting

To vote your shares by the Internet, please contact the Fund at the Internet address shown on your proxy card.  You will be prompted to enter the control number on your proxy card.  Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

(3) Telephone Voting

To vote your shares by telephone, call the toll-free number on your proxy card.  You will be prompted to enter the control number on your proxy card.  Follow the recorded instructions using your proxy card as a guide.  If you vote by phone, you need not return the proxy card by mail.

General Information

You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll-free number provided or contacting the Fund's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

Only shareholders of record as of the record date are entitled to notice of and to vote at the Annual Meeting.

One-third of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, counted together as a single class, constitutes a quorum for the transaction of business at the Annual Meeting.

Abstentions and “broker non-votes” will be treated as present for purposes of determining a quorum.  “Broker non-votes” occur when a broker or nominee holding shares in “street name” indicates on the Proxy Card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner.

With respect to Proposal No. 1, nominees must be elected by a plurality of the votes cast in person or by proxy at the meeting at which a quorum exists.  Abstentions and “broker non-votes” are not considered “votes cast” and, therefore, do not constitute a vote “FOR” a proposal.  Thus, abstentions and “broker non-votes” will have no effect on the voting for the election of Trustees in Proposal No. 1, because only votes “FOR” are considered in a plurality voting requirement.  Abstentions and “broker non-votes” have the same effect as negative votes with respect to the ratification or rejection of the selection of the Fund’s independent registered public accounting firm in Proposal No. 2.

The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned or postponed meeting or meetings.

The cost of preparing, printing and mailing the Notice, this Proxy Statement and the accompanying Proxy Card, will be borne by the Fund.  The Fund pays the costs of the solicitation.  Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares.  The Fund will pay these firms their out-of-pocket expenses for doing so.

In the event that at the time any session of the Annual Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Annual Meeting to a later date and the Annual Meeting may be held as adjourned without further notice. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies with respect to such proposal and the Annual Meeting may be held as adjourned without further notice. Any such adjournment will require the affirmative vote of more than one half of the shares of the Fund present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal.  If the Annual Meeting is postponed, the Fund will give notice of the postponed meeting to shareholders.

On the record date, the Fund had four classes of shares outstanding.  All shareholders of the Fund are entitled to vote at the Meeting.  Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date.  Shareholders of all classes of shares of the Fund will vote together as a single class at the meeting.

On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows:  Class A Shares, $10.56; Class C Shares, $10.56; Class Y Shares, $10.56; and Class I Shares, $10.56. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees and the selection of an independent registered public accounting firm. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of shares of the Fund, are entitled to vote at the meeting.

On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 14,282,375; Class C Shares, 2,308,000; Class Y Shares, 6,364,532; and Class I Shares, 26,168.

On the record date, the following holders held 5% or more of a class of the Fund’s outstanding shares.  On the basis of information received from the institutional holders, the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address of The holder of Record	Number of Shares	Percent of Class
Institutional 5% shareholders
Merrill Lynch Pierce Fenner	2,091,475 Class A Shares	14.64%
& Smith	445,714 Class C Shares	19.31%
4800 Deer Lake Dr. East
Jacksonville, FL

NFS LLC FEBO	3,217,921 Class Y Shares	50.56%
Citizens Bank of Rhode Island
870 Westminster Street
Providence, RI

The Washington Trust Company	742,795 Class Y Shares	11.67%
23 Broad St.
Westerly, RI

SEI Trust Company	540,825 Class Y Shares	8.50%
One Freedom Valley Drive
Oaks, PA

Charles Schwab and Co. Inc.	26,168 Class I Shares	100.00%
101 Montgomery Street
San Francisco, CA

Additional 5% Shareholders

The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Election of Trustees
(Proposal No. 1)

At the Meeting, seven Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected.  The nominees selected by the Trustees are named in the table below.  See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

The following material includes information about each nominee and each officer of the Fund.  All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in September, 2010. All nominees have consented to serve if elected.

Nominees

Name, Address(1) and Date of Birth Interested Trustees (4)	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Diana P. Herrmann New York, NY (02/25/58)	Trustee since 2005 and President since 1998
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder of the Aquila Group of Funds(5) and parent of Aquila Investment Management LLC, Manager since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the trade organization for the U.S. mutual fund industry dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and head of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.

			12	ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and since 2010)
John J. Partridge Providence, RI (05/05/40)	Trustee since 2008	Founding Partner, Partridge Snow & Hahn LLP, a law firm, Providence, Rhode Island, since 1988, Senior Counsel, since January 1, 2007; Assistant Secretary – Advisor to the Board, Narragansett Insured Tax-Free Income Fund, 2005-2008, Trustee 2002-2005; director or trustee of various educational, civic and charitable organizations, including Ocean State Charities Trust, Memorial Hospital of Rhode Island, and The Pawtucket Foundation.	5	None

Name, Address(1) and Date of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-interested Trustees
David A. Duffy North Kingstown, RI (08/07/39)	Chair of the Board since 2009 and Trustee since 1995	Retired Founder and Chairman of Duffy & Shanley, Inc., a marketing communications firm, 1973-2003; past Chairman of the Rhode Island Convention Center Authority, 2003-2011; Director (advisory board) of Citizens Bank of Rhode Island, since 1999; past National Chairman, National Conference for Community & Justice (NCCJ); past Vice Chair, Providence College Board of Trustees; officer or director of numerous civic and non-profit organizations.	2	Delta Dental of Rhode Island
Thomas A. Christopher Danville, KY (12/19/47)	Trustee since 2009	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; President, A Good Place for Fun, Inc., a sports facility, since 1987; Director, Sunrise Children’s Services Inc. (2010); currently or formerly active with various professional and community organizations.	5	None

Name, Address(1) and Date of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Anne J. Mills Scottsdale, AZ (12/23/38)	Trustee since 2009	President, Loring Consulting Company since 2001; Vice President for Business Management and CFO, Ottawa University, 1992-2001, 2006-2008; IBM Corporation, 1965-1991; currently active with various charitable, educational and religious organizations.	5	None
James R. Ramsey Louisville, KY (11/14/48)	Trustee since 2004
President, University of Louisville since November 2002; Professor of Economics, University of Louisville, 1999-present; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.

			2	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.

Name, Address(1) and Date of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Laureen L. White North Kingstown, RI (11/18/59)	Trustee since 2005	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	2	None

The specific experience, qualifications, attributes or skills that led to the conclusion that the nominees should serve as Trustees of the Fund at this time in the light of the Fund’s business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann:	More than 20 years of experience in mutual fund management.

John J. Partridge:	Lawyer, knowledgeable about finance and corporate governance.

David A. Duffy:	Experienced mutual fund trustee, knowledgeable about local government affairs.

Thomas A. Christopher:	Experienced trustee of mutual funds, knowledgeable about financial and local matters.

Anne J. Mills:	Extensive financial and management experience; knowledgeable about operation and governance of mutual funds.

James R. Ramsey:	Experienced educator and knowledgeable about local economy and governmental affairs.

Laureen L. White:	Knowledgeable about local government affairs.

References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Name, Address(1) and Date of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)
Trustees Emeritus(6)
Lacy B. Herrmann New York, NY (05/12/29)	Founder and Chairman Emeritus since 2005; Chairman of the Board of Trustees, 1992-2005
Founder and Chairman of the Board, Aquila Management Corporation, the sponsoring organization and parent of the Manager or Administrator and/or Adviser to each fund of the Aquila Group of Funds; Chairman of the Manager or Administrator and/or Adviser to each since 2004; Founder and Chairman Emeritus of each fund in the Aquila Group of Funds; previously Chairman and a Trustee of each fund in the Aquila Group of Funds since its establishment until 2004 or 2005; Director of the Distributor since 1981 and formerly Vice President or Secretary, 1981-1998; Director or  trustee, Premier VIT, 1994-2009; Director or trustee of Oppenheimer Quest Value Funds Group, Oppenheimer Small Cap Value Fund, Oppenheimer Midcap Fund, 1987-2009, and Oppenheimer Rochester Group of Funds, 1995-2009; Trustee Emeritus, Brown University and the Hopkins School; active in university, school and charitable organizations.

Vernon R. Alden Boston, MA (04/07/23)	Trustee Emeritus since 2006
Retired; former director or trustee of various Fortune 500 companies, including Colgate-Palmolive and McGraw Hill; formerly President of Ohio University and Associate Dean of the Harvard University Graduate School of Business Administration; Trustee, Narragansett Insured Tax-Free Income Fund, 1992-2006, Tax-Free Trust of Oregon, 1988-2001 and Hawaiian Tax-Free Trust, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust, 1989-2001; Trustee Emeritus, Tax-Free Trust of Oregon since 2006; member of several Japan-related advisory councils, including Chairman of the Japan Society of Boston;  trustee of various cultural, educational and civic organizations.

William J. Nightingale Rowayton, CT (09/16/29)	Trustee Emeritus since 2009
Retired; formerly Chairman, founder (1975) and Senior Advisor until 2000 of Nightingale & Associates, L.L.C., a general management consulting firm focusing on interim management, divestitures, turnaround of troubled companies, corporate restructuring and financial advisory services; Trustee of  Churchill Tax-Free Fund of Kentucky,1993-2007; Trustee of Narragansett Insured Tax-Free Income Fund, 1991-2009, and Chair of the Board, 2005-2009.

Name, Address(1) and Date of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)
Other Individuals
Theodore T. Mason Hastings-on-Hudson, NY (11/24/35)	Trustee 2009-2011(7)
Executive Director, East Wind Power Partners LTD since 1994 and Louisiana Power Partners, 1999-2003; Assistant Treasurer, Fort Schuyler Maritime Alumni Association, Inc., successor to Alumni Association of SUNY Maritime College, since 2010 (Treasurer, 2004-2009, President, 2002-2003, First Vice President, 2000-2001, Second Vice President, 1998-2000) and director of the same organization since 1997; Director, STCM Management Company, Inc., 1973-2004; twice national officer of Association of the United States Navy (formerly Naval Reserve Association), Commanding Officer of four naval reserve units and Captain, USNR (Ret); director, The Navy League of the United States New York Council since 2002; trustee, The Maritime Industry Museum at Fort Schuyler, 2000-2004; and Fort Schuyler Maritime Foundation, Inc., successor to the Maritime College at Fort Schuyler Foundation, Inc., since 2000.

Officers
Charles E. Childs, III New York, NY (04/01/57)	Executive Vice President since 2003; Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Senior Vice President, Vice President or Assistant Vice President of the Aquila Money-Market Funds, 1988-2003.

Marie E. Aro Denver, CO (02/10/55)	Senior Vice President since 2010
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Three Peaks Opportunity Growth Fund since 2004; Senior Vice President, Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Senior Vice President, Aquila Three Peaks High Income Fund since 2006; Senior Vice President, Hawaiian Tax-Free Trust, Tax-Free Fund For Utah, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Churchill Tax-Free Fund of Kentucky and Narragansett Insured Tax-Free Income Fund since 2010; Vice President, INVESCO Funds Group, 1998-2003.

Paul G. O’Brien Charlotte, NC (11/28/59)	Senior Vice President since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of Aquila Three Peaks Opportunity Growth Fund, Aquila Three Peaks High Income Fund, and each of the Aquila Municipal Bond Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997 - 2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994 - 1997.

Name, Address(1) and Date of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)
Stephen J. Caridi New York, NY (05/06/61)	Senior Vice President since 1998
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Narragansett Insured Tax-Free Income Fund since 1998, Vice President 1996-1997; Senior Vice President, Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund since 2006.

Robert S. Driessen New York, NY (10/12/47)	Chief Compliance Officer since 2009
Chief Compliance Officer of each fund in the Aquila Group of Funds, the Manager and the Distributor since December 2009; Vice President, Chief Compliance Officer, Curian Capital, LLC, 2004-2008; Vice President, Chief Compliance Officer, Phoenix Investment Partners, Ltd., 1999- 2004; Vice President, Risk Liaison, Corporate Compliance, Bank of America, 1996-1999; Vice President, Securities Compliance, Prudential Insurance Company of America, 1993-1996; various positions to Branch Chief, U.S. Securities and Exchange Commission, 1972-1993.

Joseph P. DiMaggio New York, NY (11/06/56)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of each fund in the Aquila Group of Funds since 2003 and Treasurer since 2000.

(1) The mailing address of each Trustee and officer is c/o Narragansett Insured Tax-Free Income Fund, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(2) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(3) The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

 (4) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Fund.  Mr. Partridge is deemed an interested person of the Fund as a senior counsel of a law firm that performs legal services for RBS Citizens, N.A., of which the Sub-Adviser is a department.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust, each of which is a money-market fund, are called the “Aquila Money-Market Funds”; Tax-Free Trust of Arizona, Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Churchill Tax-Free Fund of Kentucky, Tax-Free Trust of Oregon, Narragansett Insured Tax-Free Income Fund (Rhode Island) and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund is an equity fund; and Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds are called the “Aquila Group of Funds.”

(6) A Trustee Emeritus may attend Board meetings but has no voting power.

(7) Mr. Mason has been a Trustee since 2009 but is not standing for reelection.  It is expected that Mr. Mason will become a Trustee Emeritus.

Securities Holdings of the Nominees
(as of 6/30/11)

Name of Nominee	Dollar Range of Ownership in Narragansett Insured Tax-Free Income Fund(1)	Aggregate Dollar Range of Ownership in the Aquila Group of Funds(1)

Interested Nominees

Diana P. Herrmann	C	E

John J. Partridge	C	E

Non-interested Nominees
Thomas A. Christopher	C	E
David A. Duffy	C	C
Anne J. Mills	B	D
James R. Ramsey	C	E
Laureen L. White	B	B

(1)           A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. over $100,000

None of the non-interested nominees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.

The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser.  For its fiscal year ended June 30, 2011 the Fund paid a total of $124,621 in compensation and reimbursement of expenses to the Trustees.  No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

The Fund is one of the twelve funds in the Aquila Group of Funds, which consist of three money-market funds, seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquila Group of Funds during the Fund's fiscal year.  None of such nominees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila Group of Funds.

Name	Compensation as Trustee from the Fund	Compensation as Trustee from all Funds in the Aquila Group of Funds	Number of boards on which the Trustee now serves

Thomas A. Christopher	$19,842	$119,250	5

David A. Duffy	$18,750	$ 31,250	2

Anne J. Mills	$12,400	$ 82,000	5

John J. Partridge	$11,667	$ 45,500	5

James R. Ramsey	$14,750	$ 29,500	2

Laureen L. White	$15,500	$ 28,000	2

Class A Shares may be purchased without a sales charge by the Fund's Trustees and officers.

The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder of each fund in the Aquila Group of Funds.  As of June 30, 2011, these funds had aggregate assets of approximately $4.2 billion, of which approximately $2.7 billion consisted of assets of the tax-free municipal bond funds. AMC’s address is the same as that of the Manager. AMC, which was founded in 1984, is owned, directly, and through certain trusts, by members of the family of Mr. Lacy B. Herrmann.  No individual holds with the power to vote, directly or indirectly, more than 24.9% of the voting shares of AMC.

During the fiscal year ended June 30, 2011, the Fund incurred $1,229,519 in management fees, of which $550,106 was waived, $335,184 was paid to the Manager, and the balance was paid to the Sub-Adviser.

During the fiscal year ended June 30, 2011, $231,426 was paid under Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $5,674 was retained by the Distributor.  With respect to Class C Shares, during the same period $195,108 was paid under Part II of the Plan and $65,036 was paid under the Shareholder Services Plan.  Of the total payments under Parts I and II of the Plan of $260,144, the Distributor received $37,394.  All of such payments were for compensation.  With respect to Class I Shares, during the same period $550 was paid under Part III of the Plan and $412 was paid under the Shareholder Services Plan.

During the fiscal year ended June 30, 2011 the Fund paid $66,951 to Butzel Long, a professional corporation, which was independent counsel to the Fund through May 31, 2011, for legal services.  Edward M.W. Hines, who was Secretary of the Fund, was Of Counsel to that firm.

The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Fund.  Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.  The shares of the Distributor are owned 24% by Diana P. Herrmann, 74% by Mr. Herrmann and other members of his immediate family and the balance by Aquila Management Corporation.

Other Information on Trustees

The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are “independent” and are not “interested persons” of the Fund, as that term is defined in the Investment Company Act of 1940. The members of the Audit Committee are Thomas A. Christopher, David A. Duffy, Anne J. Mills, James R. Ramsey and Laureen L. White.  The Committee (i) selects the Fund’s independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held two meetings during the Fund's last fiscal year.  The Board of Trustees has adopted a written charter for the Audit Committee.

During the Fund's last fiscal year, the Board of Trustees held five meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and meetings of committees of which such Trustee was a member.

The Fund’s policy is that all Trustees who can do so attend the Annual Meeting. At the last Annual Meeting all of the Trustees were present.

The Fund has a Nominating Committee, consisting of all of the Independent Trustees.  The Nominating Committee held one meeting during the last fiscal year.  The Nominating Committee's charter provides that, in evaluating candidates for Trustee, among other things, the Committee shall: (a) maintain an appropriate ratio between the Independent and Interested Trustees, in accordance with applicable laws and regulations; (b) seek Board composition providing relevant talents from a broad and diverse range of backgrounds and personal qualities; and (c) seek Board composition that reflects an appropriate balance between the state-specific nature of the Fund and its participation in the Aquila Group of Funds, by giving appropriate consideration to nominees’ state-specific knowledge, involvement and residence, and nominees’ service and experience as Trustees of other funds in the Aquila Group of Funds. In evaluating the individual characteristics of a potential nominee, the Nominating Committee charter provides that the Committee shall (i) nominate as Trustees people with the broad and relevant experience, sound judgment and conscientious attitude needed to discharge the duties of Trustees; (ii) consider as candidates people who have personal qualities and traits that facilitate forthright, articulate, objective and thoughtful dialogue among Trustees, management and shareholders; (iii) consider persons whose professional experience and community profile can be expected to enhance investor confidence in the Fund and the stature of the Board; (iv) seek as new Trustees those who will be capable of serving for a substantial period; and (v) seek as nominees those who will actively prepare for and participate in person in the exercise of the Board’s responsibilities, including the Board’s self-evaluation.  The committee considers diversity in identifying candidates but has no formal policy. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, Suite 2300, New York, NY 10017. Recommendations of nominees from shareholders are not treated differently than proposals from other sources. The charter of the Nominating Committee is available on the Fund’s website at www.aquilafunds.com.

Shareholder communications intended for the Board of Trustees (or one or more specified Trustees) may be sent to them in care of the Manager at the above address.

Since the beginning of the Fund’s most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Manager, the Sub-Adviser or the parents or subsidiaries of either.

The Board seeks continuously to be alert to potential risks regarding the Fund’s business and operations as an integral part of its responsibility for oversight of the Fund.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall oversight of the Board, the Fund, or the Manager, the Sub-Adviser or other service providers to the Fund, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks.

The Board has a Chair who is an Independent Trustee. The Board and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of the Fund’s activities and conduct.

In addition, a Risk Identification Group, consisting of the Chief Compliance Officer, President, Executive Vice President and Treasurer of the Fund, as well as the Co-Presidents of the Distributor, meets and reports to the Board as to significant risks and compliance matters. Issues raised are considered by the Board as it deems appropriate.  Service providers to the Fund, such as the Fund’s independent accountants, also make periodic reports to the Board with respect to various aspects of risk management.

The Chair also participates in discussions with the Chairs of other funds in the Aquila Group of Funds, to facilitate sharing of information. These discussions can include risk and compliance matters as appropriate which the Chair can refer to the Board for appropriate action, including reports by others.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Fund, the Manager, the Sub-Adviser or other service providers. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Board has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Manager and the Sub-Adviser, and otherwise enhance the Board's oversight role.  The Board has also determined that its leadership structure is appropriate given the circumstances that the Fund invests in tax-free municipal obligations which pay interest exempt from Rhode Island state and regular Federal income taxes and the Board uses the local knowledge of its Trustees as well as their business experience.

Vote Required

To be elected, each nominee must receive the affirmative votes of a plurality of the shares present in person or by proxy at the meeting at which a quorum exists.

The Trustees of the Fund unanimously recommend that shareholders vote FOR the election of each of the nominees.

Ratification or Rejection
of Selection of
Independent Registered Public Accounting Firm
(Proposal No. 2)

Tait, Weller & Baker LLP (“TWB”), which is currently serving as the Fund's independent registered public accounting firm, has been selected by the Fund's Audit Committee and ratified by the Board of Trustees, including a majority of the Independent Trustees, as the Fund's independent registered public accounting firm for the fiscal year ending June 30, 2012. Such selection is submitted to the shareholders for ratification or rejection.

The following table represents fees for professional audit services rendered by TWB for the audit of the Fund's annual financial statements, and fees billed for other services rendered by TWB for the fiscal years ended June 30, 2010 and 2011.

	2010	2011

Audit Fees	$15,400	$18,200
Audit related fees	0	0
Audit and audit related fees	15,400	$18,200
Tax fees (1)	3,200	3,400
All other fees	0	0
Total	$18,600	$21,600

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

No non-audit services were rendered to the fund or any affiliated entity for the preceding two fiscal years. TWB did not perform any services during the last two fiscal years for the Fund’s investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Fund.

All audit and non-audit services performed by TWB on behalf of the Fund or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Fund are pre-approved by the Audit Committee.  Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB’s representation that it is independent in recommending re-appointment of it for the fiscal year ending June 30, 2012.

TWB has no direct or indirect financial interest in the Fund, the Manager or the Sub-Adviser. It is expected that representatives of TWB will not be present at the meeting but will be available should any matter arise requiring their presence.

Vote Required

Approval requires the affirmative votes of a majority of the shares present in person or by proxy at the meeting at which a quorum exists.

The Trustees of the Fund recommend that you vote FOR this proposal.

Shareholder Proposals

Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date of this Proxy Statement. Accordingly, a shareholder proposal intended to be presented at the Fund’s 2011 annual meeting must be received by the Fund by April 10, 2012 in order to be included in the Fund’s proxy material relating to that meeting. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4 (c)(1) under the Securities Exchange Act of 1934 must submit written notice of the proposal to the Fund by June 22, 2012.

Other Business

The Fund does not know of any other matter which will come up for action at the Meeting.  If any other matter or matters properly come up for action at the Meeting, including any adjournment or postponement of the Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted.  That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs.  Savings which can help minimize expenses.

It saves Time!  Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy!  Just follow these simple steps:

1. Read your Proxy Statement and have it at hand.

2. Call toll-free 1-800-337-3503, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY                      AQUILA GROUP OF FUNDS                    PROXY
NARRAGANSETT INSURED TAX-FREE INCOME FUND
Proxy for Annual Meeting of Shareholders – September 20, 2011
Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Narragansett Insured Tax-Free Income Fund (the “Fund”) whose signature(s)appear(s) below does/do hereby appoint DIANA P. HERRMANN and CHARLES E. CHILDS, III, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Tuesday, September 20, 2011, at the Rhode Island Convention Center, 1 Sabin Street, Room 557, Providence, Rhode Island, at 9:00 a.m. Eastern Daylight Time, and at all adjournments or postponements thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Management recommends a vote FOR all nominees in Proposal No. 1 and FOR Proposal No. 2.  The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.

VOTE VIA THE TELEPHONE: 1-800-337-3503 VOTE VIA THE INTERNET: www.proxy-direct.com
999 9999 9999 999

Note:  PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD.  When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such.  Joint owners should each sign.

____ Signature ____ Signature (if held jointly) ____ Date NAR_22661_071511
	YES	NO
I plan to attend the Annual Meeting in Providence.	⁮	⁮

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Aquila Group of Funds
Shareholder Meeting to Be Held on September 20, 2011.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/aqu22661

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
NARRAGANSETT INSURED TAX-FREE INCOME FUND ANNUAL MEETING

			FOR	WITHHOLD	FOR ALL EXCEPT

1. Election of Trustee Nominees:			⁮	⁮	⁮

01) Thomas A. Christopher	02) David A. Duffy	03) Diana P. Herrmann*
04) Anne J. Mills	05) John J. Partridge*	06) James R. Ramsey
07) Laureen L. White
*Interested Trustees

To withhold authority to vote for one or more (but not all) nominees, mark “For All Except” and write the nominee number(s) and/or name(s) on the line below.
			FOR	AGAINST	ABSTAIN
			⁮	⁮	⁮
2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Proposal No. 2 in Proxy Statement)

As to any other matter said proxies shall vote in accordance with their best judgment.

Annual Meeting Attendance – You are encouraged to attend the Annual Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com
HAS YOUR ADDRESS CHANGED		DO YOU HAVE ANY COMMENTS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.